UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 28, 2005

Albertson's, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6187	82-0184434
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 Parkcenter Blvd, PO Box 20, Boise, Idaho		83726
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	208-395-6200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2005, the Management/Development Compensation Committee of the Board of Directors of Albertson’s, Inc. (the "Company") approved a fiscal 2004 bonus for the Company’s Chief Executive Officer of $300,000. The bonus was determined under the Albertson’s, Inc. Executive Officers’ Annual Incentive Compensation Plan, a copy of which can be found at Exhibit 10.42 of the Company’s Form 10-Q for the quarter ended May 2, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertson's, Inc.

April 1, 2005	By:	John R. Sims

Name: John R. Sims
Title: Executive Vice President and General Counsel